EXHIBIT 31.1
CERTIFICATION
I, Mei Mei Hu, certify that:
1.

I have reviewed this Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2021 (the “Report”) of
Vaxxinity

,

Inc. (the “Registrant”);
2.

Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact
necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with
respect to the period covered by this Report;
3.

Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all
material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented

in
this Report;
4.

The Registrant’s other certifying

officer and I are responsible for establishing and maintaining disclosure controls and
procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)):
a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under
our supervision, to ensure that material information relating to the Registrant,

including its consolidated subsidiaries, is made
known to us by others within those entities, particularly during the period in which this Report is being prepared;
b) [Paragraph intentionally omitted in accordance with SEC Release Nos. 34-47986 and 34-54942];
c) evaluated the effectiveness of the Registrant’s

disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures,

as of the end of the period covered by this
Report based on such evaluation; and
d) disclosed in this Report any change in the Registrant’s

internal control over financial reporting that occurred during the
Registrant’s most recent fiscal quarter

(the registrant’s fourth fiscal quarter

in case of an annual report) that has materially
affected, or is reasonably likely to materially affect,

the Registrant’s internal control over financial

reporting; and
5.

The Registrant’s other certifying

officer and I have disclosed, based on our most recent evaluation of internal control over
financial reporting, to the Registrant’s auditors

and the audit committee of the Registrant’s

board of directors (or persons performing
the equivalent functions):
a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting
which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial
information; and
b) any fraud, whether or not material, that involves management or other employees who have a significant role in the
Registrant’s internal control

over financial reporting.
Date: December 23, 2021 /s/ Mei Mei Hu
Mei Mei Hu
Chief Executive Officer
(principal executive officer)